                                                                   EXHIBIT 10.29

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(B)(4)
                                                                  AND 240.24b-2.

April 25, 2002

Mr. Brad Crawford
Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320-1799

RE: AMENDMENT NO. 1 TO AMGEN/INTERMUNE LICENSE AND COMMERCIALIZATION AGREEMENT
    FOR INFERGEN

Dear Mr. Crawford:

Our signatures below approve this document as Amendment No. 1 ("Amendment") to that certain License and Commercialization Agreement, dated as of June 15, 2001, between Amgen Inc. ("Amgen") and InterMune, Inc. ("InterMune") (the "Agreement"). Amgen and InterMune shall be collectively referenced herein as the "Parties."

For good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1. The second sentence of Section 1.27 of the Agreement (definition of Licensed Product) is hereby deleted in its entirety and amended and superseded as follows:

     "Licensed Products include but are not limited to Infergen and PEG-Infergen Products."

2. The following shall be added to the last sentence of Section 3.3 of the
Agreement:

     ", and such PEG-Infergen Product shall be [***]"

3. The following shall be added to the last sentence of Section 5.2(b) of the
Agreement:

     ", and such PEG-Infergen Product shall be [***]"

4. The first sentence of Section 6.3(a) of the Agreement is hereby terminated in its entirety and amended and superseded as follows:


                                       1.

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          "InterMune shall pay to Amgen milestone payments as set forth in this
     Section 6.3(a) within [***] after the first achievement of the corresponding milestone for a PEG-Infergen Product that (i) is pegylated [***] and/or (ii) is pegylated [***] (in either case, an "Amgen PEG-Infergen Product") that is [***] to be [***]

5. The phrase [***] in Item 2 of the Milestone Events table in Section 6.3 (b) of the Agreement shall be deleted and replaced with the phrase [***]

6. In consideration for Amgen extending the know-how license granted to InterMune in Section 2.4 of the Agreement to further allow InterMune to use Amgen Know-How for the sole purposes of [***] in the Territory and for its convenience, InterMune proposed payment of [***]. Amgen accepted InterMune's proposal, and [***]. Accordingly, Section 6.5 of the Agreement is hereby terminated in its entirety and amended and superseded as follows:

     "6.5 TERM OF ROYALTIES. Amgen's right to receive Royalties under Section
6.4 shall expire, on a Licensed Product-by-Licensed Product basis, in each country of the Territory upon the [***]. Notwithstanding the foregoing sentence, Amgen shall have the right to receive from InterMune, and InterMune shall be obligated to pay to Amgen, Royalties for any PEG-Infergen Product [***]; provided, however, that InterMune's obligation to pay Royalties for any PEG-Infergen Product [***] shall [***] if and [***] as a [***] at [***] in any [***] that is a [***]

7. This Amendment shall be deemed to amend terms of the Agreement pursuant to
Section 15.1 thereof and the Agreement, as amended and modified by this Amendment, shall remain in full force and effect and shall constitute the complete, final and exclusive understanding and agreement of the parties respecting the subject hereof and thereof.

8. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but should any provision of this Amendment be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

9. This Amendment shall be governed by and interpreted in accordance with the substantive laws of the State of California and the Parties hereby submit to the jurisdiction of the California courts, both state and federal.

10. No amendment, modification or supplement of any provision of this Amendment shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

11. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as though the signatures hereto and thereto were on the same instrument.

12. This Amendment No. 1 to the Agreement is made effective as of April 25,
2002.

                                             ***Confidential Treatment Requested


                                       2.

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IN WITNESS THEREOF, the parties have executed this Amendment No. 1 to the
Agreement as of the date(s) set forth below.

INTERMUNE, INC.                         AMGEN INC.


By: /s/ Stephen Rosenfield               By: /s/ Scott Foraker
    ----------------------------------       -----------------------------------
Print Name: Stephen N. Rosenfield       Print Name: Scott J. Foraker
Title: Senior Vice President of Legal   Title: VP Licensing
       Affairs and General Counsel

Date: 4/                                Date: 4/24/02
        --------------------


                                       3.